                                                               EXHIBIT 99.H2(ii)

                                AMENDMENT NO. 26
                                       to
                                   SCHEDULE A
                                       of
                     DELAWARE INVESTMENTS FAMILY OF FUNDS*
                           FUND ACCOUNTING AGREEMENT


Delaware Group Adviser Funds
        Delaware Diversified Income Fund (New)
        Delaware U.S. Growth Fund

Delaware Group Cash Reserve
        Delaware Cash Reserve Fund

Delaware Group Equity Funds I (formerly Delaware)
        Delaware Balanced Fund (formerly Delaware Fund)
        Delaware Devon Fund

Delaware Group Equity Funds II (formerly Decatur)
        Delaware Decatur Equity Income Fund (formerly Decatur Income Fund) Delaware Growth and Income Fund (formerly Decatur Total Return Fund) Delaware Social Awareness Fund (formerly Quantum Fund) (New) Delaware Diversified Value Fund (New)

Delaware Group Equity Funds III (formerly Trend)
        Delaware American Services Fund (New)
        Delaware Focused Value Fund (formerly Delaware Research Fund) (New) Delaware Focused Growth Fund (formerly Large Cap Growth Fund) (New) Delaware Health Care Fund (New)
        Delaware Small Cap Growth Fund (New)
        Delaware Technology and Innovation Fund (New)
        Delaware Trend Fund

Delaware Group Equity Funds IV (formerly DelCap)
        Delaware Diversified Growth Fund (formerly Capital Appreciation
        Fund)(New)
        Delaware Growth Opportunities Fund (formerly DelCap Fund)

Delaware Group Equity Funds V (formerly Value)
        Delaware Small Cap Value Fund (formerly Value Fund)
        Delaware Retirement Income Fund (New)
        Delaware Small Cap Contrarian Fund (New)
___________________

*Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Investments Family of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.

Delaware Group Foundation Funds (New)
        Delaware Balanced Allocation Portfolio (formerly Delaware Balanced Portfolio) (New)
        Delaware Growth Allocation Portfolio (formerly Delaware Growth Portfolio) (New)
        Delaware Income Allocation Portfolio (formerly Delaware Income Portfolio) (New)
        Delaware S&P 500 Index Fund (New)
        The Asset Allocation Portfolio (New)

Delaware Group Government Fund
        Delaware American Government Bond Fund (formerly, Government Income Series and U.S. Government Fund)

Delaware Group Global & International Funds
        Delaware Emerging Markets Fund (New)
        Delaware International Value Equity Fund (formerly Delaware International Equity Fund)
        Delaware International Small Cap Value Fund (formerly Delaware International Small Cap Fund) (New)

Delaware Group Income Funds (formerly Delchester)
        Delaware Delchester Fund
        Delaware High-Yield Opportunities Fund (New)
        Delaware Strategic Income Fund (New)
        Delaware Corporate Bond Fund (New)
        Delaware Extended Duration Bond Fund (New)

Delaware Group Limited-Term Government Funds
        Delaware Limited-Term Government Fund

Delaware Group State Tax-Free Income Trust (formerly DMCT Tax-Free Income Trust-Pennsylvania)
        Delaware Tax-Free Pennsylvania Fund

Delaware Group Tax-Free Fund
        Delaware Tax-Free Insured Fund
        Delaware Tax-Free USA Fund
        Delaware Tax-Free USA Intermediate Fund

Delaware Group Tax-Free Money Fund
        Delaware Tax-Free Money Fund

Delaware Pooled Trust
        The All-Cap Growth Equity Portfolio (New)
        The Core Fixed Income Portfolio (formerly The Aggregate Fixed Income Portfolio) (New)
        The Core Plus Fixed Income Portfolio (New)
        The Emerging Markets Portfolio (New)
        The Focused Value Portfolio (formerly The Select Equity Portfolio)
        (New)
        The Global Equity Portfolio (New)
        The Global Fixed Income Portfolio
        The High-Yield Bond Portfolio (New)
        The Intermediate Fixed Income Portfolio (formerly The Fixed Income Portfolio)
        The International Equity Portfolio
        The International Fixed Income Portfolio (New)
        The International Large-Cap Equity Portfolio (New)
        The International Small-Cap Portfolio (New)
        The Labor Select International Equity Portfolio

        The Large-Cap Growth Equity Portfolio (New)
        The Large-Cap Value Equity Portfolio (formerly The Defensive Equity Portfolio)
        The Mid-Cap Growth Equity Portfolio (formerly The Aggressive Growth Portfolio)
        The Real Estate Investment Trust Portfolio
        The Real Estate Investment Trust Portfolio II (New)
        The Small-Cap Growth Equity Portfolio (New)
        The Small-Cap Value Equity Portfolio (New)

Delaware VIP Trust (formerly Delaware Group Premium Fund)
        Delaware VIP Balanced Series (formerly Delaware Balanced Series and Delaware Series)
        Delaware VIP Capital Reserves Series
        Delaware VIP Cash Reserve Series
        Delaware VIP Diversified Income Series (New)
        Delaware VIP Emerging Markets Series (New)
        Delaware VIP Global Bond Series (New)
        Delaware VIP Large Cap Value Series (formerly Growth and Income Series) Delaware VIP Growth Opportunities Series (formerly DelCap Series) Delaware VIP High Yield Series (formerly Delchester Series)
        Delaware VIP International Value Equity Series (formerly International Equity Series)
        Delaware VIP REIT Series (New)
        Delaware VIP Select Growth Series (formerly Aggressive Growth
        Series)(New)
        Delaware VIP Small Cap Value Series (formerly Value Series)
        Delaware VIP Social Awareness Series (formerly Quantum Series) (New) Delaware VIP Trend Series
        Delaware VIP U.S. Growth Series (New)

Voyageur Insured Funds
        Delaware Tax-Free Arizona Insured Fund (New)
        Delaware Tax-Free Minnesota Insured Fund (New)

Voyageur Intermediate Tax Free Funds
        Delaware Tax-Free Minnesota Intermediate Fund (New)

Voyageur Investment Trust
        Delaware Tax-Free California Insured Fund (New)
        Delaware Tax-Free Florida Fund (New)
        Delaware Tax-Free Florida Insured Fund (New)
        Delaware Tax-Free Missouri Insured Fund (New)
        Delaware Tax-Free Oregon Insured Fund (New)

Voyageur Mutual Funds
        Delaware Minnesota High-Yield Municipal Bond Fund (New)
        Delaware National High-Yield Municipal Bond Fund (New)
        Delaware Tax-Free Arizona Fund (New)
        Delaware Tax-Free California Fund (New)
        Delaware Tax-Free Idaho Fund (New)
        Delaware Tax-Free New York Fund (New)

Voyageur Mutual Funds II
        Delaware Tax-Free Colorado Fund (New)

Voyageur Mutual Funds III
        Delaware Select Growth Fund (formerly Delaware Aggressive Growth Fund)
        (New)

        Delaware Growth Stock Fund (New)

Voyageur Tax Free Funds
        Delaware Tax-Free Minnesota Fund (New)

Dated as of May 1, 2003

DELAWARE SERVICE COMPANY, INC.                DELAWARE GROUP ADVISER FUNDS
                                              DELAWARE GROUP CASH RESERVE
                                              DELAWARE GROUP EQUITY FUNDS I
By: /s/ Michael P. Bishof                     DELAWARE GROUP EQUITY FUNDS II
   ---------------------------------          DELAWARE GROUP EQUITY FUNDS III
    Michael P. Bishof                         DELAWARE GROUP EQUITY FUNDS IV
    Senior Vice President/                    DELAWARE GROUP EQUITY FUNDS V
    Investment Accounting                     DELAWARE GROUP FOUNDATION FUNDS
                                              DELAWARE GROUP GOVERNMENT FUND
                                              DELAWARE GROUP GLOBAL &
                                               INTERNATIONAL FUNDS
                                              DELAWARE GROUP INCOME FUNDS
                                              DELAWARE GROUP LIMITED-TERM
                                               GOVERNMENT FUNDS
                                              DELAWARE GROUP STATE TAX-FREE
                                               INCOME TRUST
                                              DELAWARE GROUP TAX-FREE FUND
                                              DELAWARE GROUP TAX-FREE MONEY FUND
                                              DELAWARE POOLED TRUST
                                              DELAWARE VIP TRUST
                                              VOYAGEUR INSURED FUNDS
                                              VOYAGEUR INTERMEDIATE TAX FREE FUNDS
                                              VOYAGEUR INVESTMENT TRUST
                                              VOYAGEUR MUTUAL FUNDS
                                              VOYAGEUR MUTUAL FUNDS II
                                              VOYAGEUR MUTUAL FUNDS III


                                              By:  /s/ David K. Downes
                                                  ---------------------------------
                                                  David K. Downes
                                                  President/Chief Executive Officer/Chief
                                                  Financial Officer
